UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-00334
                                   ---------


                         FRANKLIN CAPITAL GROWTH FUND
                         ----------------------------
              (Exact name of registrant as specified in charter)

                ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                -----------------------------------------------
             (Address of principal executive offices) (Zip code)

         CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
         -------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:  650 312-2000
                                                     -------------

Date of fiscal year end: 6/30
                         ----

Date of reporting period: 6/30/06
                          -------

      ITEM 1. REPORTS TO STOCKHOLDERS.


                                [GRAPHIC OMITTED]

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                                                                  JUNE 30, 2006
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        ANNUAL REPORT AND SHAREHOLDER LETTER                         GROWTH
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                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      FRANKLIN o Templeton o Mutual Series

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
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                                [GRAPHIC OMITTED]

Not part of the annual report

Contents

SHAREHOLDER LETTER .....................................................    1

ANNUAL REPORT

Franklin Capital Growth Fund ...........................................    3

Performance Summary ....................................................    7

Your Fund's Expenses ...................................................   12

Financial Highlights and Statement of Investments ......................   14

Financial Statements ...................................................   22

Notes to Financial Statements ..........................................   26

Report of Independent Registered Public Accounting Firm ................   35

Tax Designation ........................................................   36

Board Members and Officers .............................................   37

Shareholder Information ................................................   42

--------------------------------------------------------------------------------
Annual Report

Franklin Capital Growth Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Franklin Capital Growth Fund seeks capital appreciation and secondarily, current income, by investing primarily in equity securities that trade on a securities exchange or in the over-the-counter market.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This annual report for Franklin Capital Growth Fund covers the fiscal year ended June 30, 2006.

PERFORMANCE OVERVIEW

For the 12 months under review, Franklin Capital Growth Fund - Class A posted a +6.74% cumulative total return. Compared with its benchmarks for the same period, the Fund outperformed the Russell 1000(R) Growth Index's +6.12% total return but underperformed the Standard & Poor's 500 Index's (S&P 500's) +8.62% total return. 1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 7.

ECONOMIC AND MARKET OVERVIEW

During the 12 months ended June 30, 2006, the U.S. economy advanced at a moderate pace. After a slow fourth quarter 2005, gross domestic product grew an annualized 5.6% in first quarter 2006 and moderated to an estimated 2.5% annualized rate in the second quarter. Growth was driven by consumer, business and government spending. Productivity gains and corporate profits also contributed. Export growth picked up some momentum, but a wide trade deficit remained. The labor market firmed as employment generally increased and the unemployment rate fell from 5.0% to 4.6%. 2 Although labor costs rose during the reporting period, hiring increased in many industries and personal income grew.

1. Source: Standard & Poor's Micropal. The Russell 1000 Growth Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

2. Source: Bureau of Labor Statistics.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 19.


                                                               Annual Report | 3

Elevated energy and other commodity prices were a primary economic concern. Oil prices remained high, largely due to potential supply disruptions and strong growth in global demand, especially from China and India. Gasoline, medical and pharmacy costs climbed substantially. Consumer confidence and spending remained surprisingly strong but could weaken with the impact of higher prices. With slowing home-price appreciation, borrowing against home equity flattened and could have a gradual effect on consumer spending. The core Consumer Price Index
(CPI) rose 2.6% for the 12 months ended June 30, 2006, which was higher than the 2.2% 10-year average. 3

The Federal Reserve Board (Fed) raised the federal funds target rate from 3.25% to 5.25% in eight quarter-point steps. The Fed's credit-tightening campaign contributed to cooler housing and real estate markets as the cost of credit grew less attractive to most consumers who were already dealing with near-record consumer debt burdens, low personal savings and historically high gas prices. Fed Chairman Ben Bernanke indicated the Fed might pause its rate tightening at some future meeting and cited rising energy costs and a growing economy as having the potential to sustain inflation pressures.

In this environment, equity markets experienced dramatic swings late in the period. Overall, the blue chip stocks of the Dow Jones Industrial Average posted a 12-month total return of +11.09%, while the broader S&P 500 and the technology-heavy NASDAQ Composite Index returned +8.62% and +6.48%. 4 Energy, materials and industrials stocks performed particularly well.

INVESTMENT STRATEGY

We are research driven, fundamental investors who look for companies of any size that we believe are positioned for above-average growth in revenues, earnings or assets. We look for companies that have a particular marketing niche, proven technology, industry leadership, sound financial records and strong management -- factors we believe point to strong growth potential.

3. Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.

4. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. See footnote 1 for a description of the S&P
500. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.


4 | Annual Report

MANAGER'S DISCUSSION

During the reporting period, sectors that contributed positively to the Fund's performance included transportation, finance and consumer services. Specific stocks that performed well included leading freight forwarding and logistics companies Expeditors International and C.H. Robinson Worldwide, which delivered earnings above expectations. They benefited from the secular growth trend of increasing global trade. International Game Technology also boosted Fund performance during the period. As a leading gaming products and systems developer and manufacturer, the company has the potential to benefit from the growing Asian gaming market with the emergence of a strong middle class over the next three to five years.

Sectors that detracted from Fund returns included electronic technology, technology services and consumer non-durables. Particular holdings that lagged during the period included Boston Scientific, which struggled with product recalls and its integration of newly acquired Guidant, and Carnival, where concerns regarding slowing consumer spending negatively impacted the stock. Given continued troubles at Boston Scientific and our reduced confidence in management, we sold the position by period-end. However, we continued to hold Carnival as we believed the company was well positioned to grow over the long term given favorable demographic trends and the company's leading market position in an attractive industry.

Our investment strategy of focusing on leading large cap companies led us to a new investment during the period in American Tower. We believed American Tower, a large cellular tower operator, may leverage prior investments and could benefit from cellular growth for handsets and other consumer devices.

PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 6/30/06

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL.]

Electronic Technology*                         15.2%
Health Technology*                             12.0%
Finance                                        11.7%
Technology Services*                            9.7%
Consumer Services                               7.7%
Producer Manufacturing                          7.4%
Transportation                                  5.7%
Communications                                  5.0%
Retail Trade                                    4.5%
Consumer Non-Durables                           3.4%
Health Services                                 2.8%
Energy Minerals                                 2.5%
Consumer Durables                               2.2%
Industrial Services                             2.0%
Other                                           4.6%
Short-Term Investments & Other Net Assets       3.6%

* Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.


                                                               Annual Report | 5

TOP 10 HOLDINGS
6/30/06

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY                                                       NET ASSETS
--------------------------------------------------------------------------------
International Game Technology                                               2.6%
  CONSUMER SERVICES
--------------------------------------------------------------------------------
United Technologies Corp.                                                   2.5%
  PRODUCER MANUFACTURING
--------------------------------------------------------------------------------
Roche Holding AG, ADR (Switzerland)                                         2.3%
  HEALTH TECHNOLOGY
--------------------------------------------------------------------------------
SAP AG, ADR (Germany)                                                       2.3%
  TECHNOLOGY SERVICES
--------------------------------------------------------------------------------
Microsoft Corp.                                                             2.1%
  TECHNOLOGY SERVICES
--------------------------------------------------------------------------------
Cisco Systems Inc.                                                          2.0%
  ELECTRONIC TECHNOLOGY
--------------------------------------------------------------------------------
Wal-Mart Stores Inc.                                                        2.0%
  RETAIL TRADE
--------------------------------------------------------------------------------
Bunge Ltd.                                                                  1.8%
  PROCESS INDUSTRIES
--------------------------------------------------------------------------------
Lowe's Cos. Inc.                                                            1.8%
  RETAIL TRADE
--------------------------------------------------------------------------------
C.H. Robinson Worldwide Inc.                                                1.8%
TRANSPORTATION
--------------------------------------------------------------------------------

Thank you for your continued participation in Franklin Capital Growth Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]

/s/ Serena Perin Vinton, CFA

Serena Perin Vinton, CFA
Portfolio Manager
Franklin Capital Growth Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


6 | Annual Report

Performance Summary AS OF 6/30/06

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FKREX)                         CHANGE     6/30/06     6/30/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           +$0.67     $ 11.19     $ 10.52
--------------------------------------------------------------------------------
DISTRIBUTIONS (7/1/05-6/30/06)
--------------------------------------------------------------------------------
Dividend Income                    $0.0396
--------------------------------------------------------------------------------
CLASS B (SYMBOL: FKEQX)                         CHANGE     6/30/06     6/30/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           +$0.60     $ 10.67     $ 10.07
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FREQX)                         CHANGE     6/30/06     6/30/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           +$0.59     $ 10.56     $  9.97
--------------------------------------------------------------------------------
CLASS R (SYMBOL: FKIRX)                         CHANGE     6/30/06     6/30/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           +$0.65     $ 11.09     $ 10.44
--------------------------------------------------------------------------------
DISTRIBUTIONS (7/1/05-6/30/06)
--------------------------------------------------------------------------------
Dividend Income                    $0.0210
--------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: FEACX)                   CHANGE     6/30/06     6/30/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           +$0.67     $ 11.29     $ 10.62
--------------------------------------------------------------------------------
DISTRIBUTIONS (7/1/05-6/30/06)
--------------------------------------------------------------------------------
Dividend Income                    $0.0713
--------------------------------------------------------------------------------


                                                               Annual Report | 7

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

------------------------------------------------------------------------------
CLASS A                             1-YEAR        5-YEAR         10-YEAR
------------------------------------------------------------------------------
Cumulative Total Return 1            +6.74%        -5.95%         +95.69%
------------------------------------------------------------------------------
Average Annual Total Return 2        +0.62%        -2.38%          +6.32%
------------------------------------------------------------------------------
Value of $10,000 Investment 3      $10,062       $ 8,867        $ 18,452
------------------------------------------------------------------------------
CLASS B                             1-YEAR        5-YEAR   INCEPTION (1/1/99)
------------------------------------------------------------------------------
Cumulative Total Return 1            +5.96%        -9.33%         +16.26%
------------------------------------------------------------------------------
Average Annual Total Return 2        +1.96%        -2.33%          +2.03%
------------------------------------------------------------------------------
Value of $10,000 Investment 3      $10,196       $ 8,887        $ 11,626
------------------------------------------------------------------------------
CLASS C                             1-YEAR        5-YEAR         10-YEAR
------------------------------------------------------------------------------
Cumulative Total Return 1            +5.92%        -9.34%         +81.60%
------------------------------------------------------------------------------
Average Annual Total Return 2        +4.92%        -1.94%          +6.15%
------------------------------------------------------------------------------
Value of $10,000 Investment 3      $10,492       $ 9,066        $ 18,160
------------------------------------------------------------------------------
CLASS R                             1-YEAR        3-YEAR   INCEPTION (1/1/02)
------------------------------------------------------------------------------
Cumulative Total Return 1            +6.42%       +23.24%          +3.21%
------------------------------------------------------------------------------
Average Annual Total Return 2        +6.42%        +7.21%          +0.71%
------------------------------------------------------------------------------
Value of $10,000 Investment 3      $10,642       $12,324        $ 10,321
------------------------------------------------------------------------------
ADVISOR CLASS 4                     1-YEAR        5-YEAR         10-YEAR
------------------------------------------------------------------------------
Cumulative Total Return 1            +6.97%        -4.74%        +102.66%
------------------------------------------------------------------------------
Average Annual Total Return 2        +6.97%        -0.97%          +7.32%
------------------------------------------------------------------------------
Value of $10,000 Investment 3      $10,697       $ 9,526        $ 20,266
------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


8 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (7/1/96-6/30/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                      Franklin Capital                  Russell 1000
          Date          Growth Fund       S&P 500 5    Growth Index 5
       -----------    ----------------    ---------    --------------
        7/1/1996          $  9,429        $ 10,000        $ 10,000
        7/31/1996         $  8,790        $  9,558        $  9,414
        8/31/1996         $  9,178        $  9,760        $  9,657
        9/30/1996         $  9,795        $ 10,309        $ 10,360
       10/31/1996         $  9,886        $ 10,593        $ 10,423
       11/30/1996         $ 10,685        $ 11,393        $ 11,205
       12/31/1996         $ 10,467        $ 11,168        $ 10,986
        1/31/1997         $ 11,163        $ 11,865        $ 11,756
        2/28/1997         $ 10,803        $ 11,958        $ 11,677
        3/31/1997         $ 10,467        $ 11,468        $ 11,045
        4/30/1997         $ 11,019        $ 12,152        $ 11,778
        5/31/1997         $ 11,943        $ 12,891        $ 12,628
        6/30/1997         $ 12,234        $ 13,468        $ 13,134
        7/31/1997         $ 13,234        $ 14,539        $ 14,295
        8/31/1997         $ 12,861        $ 13,725        $ 13,459
        9/30/1997         $ 13,728        $ 14,477        $ 14,121
       10/31/1997         $ 13,077        $ 13,994        $ 13,599
       11/30/1997         $ 13,198        $ 14,641        $ 14,177
       12/31/1997         $ 13,253        $ 14,892        $ 14,335
        1/31/1998         $ 13,253        $ 15,057        $ 14,764
        2/28/1998         $ 14,328        $ 16,142        $ 15,875
        3/31/1998         $ 14,804        $ 16,968        $ 16,507
        4/30/1998         $ 15,103        $ 17,139        $ 16,736
        5/31/1998         $ 14,450        $ 16,845        $ 16,261
        6/30/1998         $ 14,978        $ 17,528        $ 17,257
        7/31/1998         $ 14,474        $ 17,342        $ 17,143
        8/31/1998         $ 11,693        $ 14,837        $ 14,570
        9/30/1998         $ 12,089        $ 15,788        $ 15,689
       10/31/1998         $ 13,125        $ 17,071        $ 16,950
       11/30/1998         $ 13,847        $ 18,105        $ 18,240
       12/31/1998         $ 15,001        $ 19,148        $ 19,884
        1/31/1999         $ 15,810        $ 19,948        $ 21,052
        2/28/1999         $ 15,059        $ 19,328        $ 20,090
        3/31/1999         $ 15,738        $ 20,102        $ 21,148
        4/30/1999         $ 16,286        $ 20,880        $ 21,175
        5/31/1999         $ 15,853        $ 20,388        $ 20,524
        6/30/1999         $ 16,927        $ 21,518        $ 21,962
        7/31/1999         $ 16,724        $ 20,847        $ 21,264
        8/31/1999         $ 16,767        $ 20,744        $ 21,611
        9/30/1999         $ 16,666        $ 20,176        $ 21,157
       10/31/1999         $ 18,392        $ 21,452        $ 22,755
       11/30/1999         $ 19,668        $ 21,888        $ 23,983
       12/31/1999         $ 22,869        $ 23,177        $ 26,477
        1/31/2000         $ 22,839        $ 22,012        $ 25,236
        2/29/2000         $ 25,487        $ 21,596        $ 26,470
        3/31/2000         $ 25,911        $ 23,708        $ 28,364
        4/30/2000         $ 24,640        $ 22,994        $ 27,014
        5/31/2000         $ 23,762        $ 22,524        $ 25,654
        6/30/2000         $ 25,744        $ 23,079        $ 27,598
        7/31/2000         $ 25,533        $ 22,719        $ 26,448
        8/31/2000         $ 28,484        $ 24,129        $ 28,843
        9/30/2000         $ 27,309        $ 22,856        $ 26,114
       10/31/2000         $ 25,977        $ 22,759        $ 24,879
       11/30/2000         $ 21,980        $ 20,966        $ 21,211
       12/31/2000         $ 22,971        $ 21,069        $ 20,540
        1/31/2001         $ 23,541        $ 21,816        $ 21,959
        2/28/2001         $ 20,271        $ 19,828        $ 18,231
        3/31/2001         $ 18,428        $ 18,572        $ 16,247
        4/30/2001         $ 20,528        $ 20,014        $ 18,302
        5/31/2001         $ 20,528        $ 20,149        $ 18,033
        6/30/2001         $ 19,620        $ 19,658        $ 17,615
        7/31/2001         $ 18,871        $ 19,465        $ 17,175
        8/31/2001         $ 17,404        $ 18,248        $ 15,770
        9/30/2001         $ 15,442        $ 16,774        $ 14,196
       10/31/2001         $ 16,062        $ 17,094        $ 14,941
       11/30/2001         $ 17,268        $ 18,405        $ 16,376
       12/31/2001         $ 17,663        $ 18,566        $ 16,345
        1/31/2002         $ 17,122        $ 18,296        $ 16,056
        2/28/2002         $ 16,433        $ 17,943        $ 15,390
        3/31/2002         $ 17,227        $ 18,618        $ 15,922
        4/30/2002         $ 16,325        $ 17,489        $ 14,623
        5/31/2002         $ 16,062        $ 17,361        $ 14,269
        6/30/2002         $ 14,684        $ 16,125        $ 12,949
        7/31/2002         $ 13,437        $ 14,868        $ 12,237
        8/31/2002         $ 13,552        $ 14,965        $ 12,274
        9/30/2002         $ 12,272        $ 13,340        $ 11,001
       10/31/2002         $ 13,191        $ 14,514        $ 12,010
       11/30/2002         $ 13,995        $ 15,367        $ 12,662
       12/31/2002         $ 13,175        $ 14,465        $ 11,787
        1/31/2003         $ 12,863        $ 14,086        $ 11,501
        2/28/2003         $ 12,699        $ 13,875        $ 11,449
        3/31/2003         $ 12,814        $ 14,008        $ 11,662
        4/30/2003         $ 13,913        $ 15,163        $ 12,524
        5/31/2003         $ 14,799        $ 15,961        $ 13,149
        6/30/2003         $ 14,865        $ 16,165        $ 13,330
        7/31/2003         $ 15,176        $ 16,450        $ 13,662
        8/31/2003         $ 15,669        $ 16,770        $ 14,002
        9/30/2003         $ 15,341        $ 16,592        $ 13,852
       10/31/2003         $ 16,210        $ 17,530        $ 14,630
       11/30/2003         $ 16,407        $ 17,684        $ 14,783
       12/31/2003         $ 17,041        $ 18,611        $ 15,294
        1/31/2004         $ 17,254        $ 18,953        $ 15,606
        2/29/2004         $ 17,435        $ 19,216        $ 15,706
        3/31/2004         $ 17,238        $ 18,926        $ 15,414
        4/30/2004         $ 17,024        $ 18,630        $ 15,235
        5/31/2004         $ 17,221        $ 18,885        $ 15,519
        6/30/2004         $ 17,682        $ 19,252        $ 15,713
        7/31/2004         $ 16,564        $ 18,615        $ 14,825
        8/31/2004         $ 16,416        $ 18,690        $ 14,751
        9/30/2004         $ 16,630        $ 18,892        $ 14,892
       10/31/2004         $ 16,926        $ 19,180        $ 15,124
       11/30/2004         $ 17,435        $ 19,956        $ 15,644
       12/31/2004         $ 18,175        $ 20,635        $ 16,258
        1/31/2005         $ 17,435        $ 20,132        $ 15,715
        2/28/2005         $ 17,435        $ 20,556        $ 15,883
        3/31/2005         $ 16,975        $ 20,192        $ 15,593
        4/30/2005         $ 16,696        $ 19,809        $ 15,296
        5/31/2005         $ 17,369        $ 20,439        $ 16,036
        6/30/2005         $ 17,287        $ 20,468        $ 15,977
        7/31/2005         $ 17,928        $ 21,229        $ 16,758
        8/31/2005         $ 17,649        $ 21,035        $ 16,542
        9/30/2005         $ 17,747        $ 21,206        $ 16,619
       10/31/2005         $ 17,583        $ 20,852        $ 16,457
       11/30/2005         $ 18,454        $ 21,640        $ 17,167
       12/31/2005         $ 18,354        $ 21,648        $ 17,113
        1/31/2006         $ 18,848        $ 22,221        $ 17,414
        2/28/2006         $ 18,865        $ 22,281        $ 17,386
        3/31/2006         $ 19,112        $ 22,558        $ 17,643
        4/30/2006         $ 19,227        $ 22,861        $ 17,619
        5/31/2006         $ 18,419        $ 22,204        $ 17,022
        6/30/2006         $ 18,452        $ 22,233        $ 16,954

AVERAGE ANNUAL TOTAL RETURN

-----------------------------------
CLASS A                     6/30/06
-----------------------------------
1-Year                       +0.62%
-----------------------------------
5-Year                       -2.38%
-----------------------------------
10-Year                      +6.32%
-----------------------------------

CLASS B (1/199-6/30/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                      Franklin Capital                    Russell 1000
          Date          Growth Fund        S&P 500 5     Growth Index 5
       -----------    ----------------     ---------     --------------
        1/1/1999          $ 10,000          $ 10,000        $ 10,000
        1/31/1999         $ 10,520          $ 10,418        $ 10,587
        2/28/1999         $ 10,019          $ 10,094        $ 10,104
        3/31/1999         $ 10,452          $ 10,498        $ 10,636
        4/30/1999         $ 10,818          $ 10,905        $ 10,649
        5/31/1999         $ 10,520          $ 10,647        $ 10,322
        6/30/1999         $ 11,223          $ 11,238        $ 11,045
        7/31/1999         $ 11,088          $ 10,887        $ 10,694
        8/31/1999         $ 11,107          $ 10,834        $ 10,869
        9/30/1999         $ 11,030          $ 10,537        $ 10,640
       10/31/1999         $ 12,161          $ 11,203        $ 11,444
       11/30/1999         $ 13,002          $ 11,431        $ 12,061
       12/31/1999         $ 15,099          $ 12,104        $ 13,316
        1/31/2000         $ 15,069          $ 11,496        $ 12,691
        2/29/2000         $ 16,814          $ 11,279        $ 13,312
        3/31/2000         $ 17,076          $ 12,381        $ 14,265
        4/30/2000         $ 16,219          $ 12,009        $ 13,586
        5/31/2000         $ 15,634          $ 11,763        $ 12,902
        6/30/2000         $ 16,935          $ 12,053        $ 13,880
        7/31/2000         $ 16,784          $ 11,865        $ 13,301
        8/31/2000         $ 18,721          $ 12,601        $ 14,505
        9/30/2000         $ 17,934          $ 11,936        $ 13,133
       10/31/2000         $ 17,056          $ 11,886        $ 12,512
       11/30/2000         $ 14,414          $ 10,949        $ 10,667
       12/31/2000         $ 15,057          $ 11,003        $ 10,330
        1/31/2001         $ 15,425          $ 11,393        $ 11,044
        2/28/2001         $ 13,278          $ 10,355        $  9,169
        3/31/2001         $ 12,063          $  9,699        $  8,171
        4/30/2001         $ 13,429          $ 10,453        $  9,204
        5/31/2001         $ 13,429          $ 10,523        $  9,069
        6/30/2001         $ 12,822          $ 10,267        $  8,859
        7/31/2001         $ 12,323          $ 10,166        $  8,637
        8/31/2001         $ 11,368          $  9,530        $  7,931
        9/30/2001         $ 10,067          $  8,760        $  7,139
       10/31/2001         $ 10,468          $  8,927        $  7,514
       11/30/2001         $ 11,249          $  9,612        $  8,236
       12/31/2001         $ 11,506          $  9,696        $  8,220
        1/31/2002         $ 11,147          $  9,555        $  8,075
        2/28/2002         $ 10,689          $  9,371        $  7,740
        3/31/2002         $ 11,201          $  9,723        $  8,008
        4/30/2002         $ 10,613          $  9,134        $  7,354
        5/31/2002         $ 10,427          $  9,067        $  7,176
        6/30/2002         $  9,523          $  8,421        $  6,512
        7/31/2002         $  8,717          $  7,765        $  6,154
        8/31/2002         $  8,782          $  7,816        $  6,173
        9/30/2002         $  7,943          $  6,967        $  5,532
       10/31/2002         $  8,532          $  7,580        $  6,040
       11/30/2002         $  9,055          $  8,025        $  6,368
       12/31/2002         $  8,510          $  7,554        $  5,928
        1/31/2003         $  8,303          $  7,357        $  5,784
        2/28/2003         $  8,194          $  7,246        $  5,758
        3/31/2003         $  8,259          $  7,316        $  5,865
        4/30/2003         $  8,978          $  7,919        $  6,298
        5/31/2003         $  9,534          $  8,335        $  6,613
        6/30/2003         $  9,578          $  8,442        $  6,704
        7/31/2003         $  9,774          $  8,591        $  6,871
        8/31/2003         $ 10,079          $  8,758        $  7,042
        9/30/2003         $  9,861          $  8,665        $  6,966
       10/31/2003         $ 10,406          $  9,155        $  7,357
       11/30/2003         $ 10,536          $  9,236        $  7,434
       12/31/2003         $ 10,940          $  9,720        $  7,692
        1/31/2004         $ 11,059          $  9,898        $  7,849
        2/29/2004         $ 11,168          $ 10,036        $  7,899
        3/31/2004         $ 11,038          $  9,884        $  7,752
        4/30/2004         $ 10,896          $  9,729        $  7,662
        5/31/2004         $ 11,016          $  9,863        $  7,805
        6/30/2004         $ 11,299          $ 10,054        $  7,902
        7/31/2004         $ 10,580          $  9,722        $  7,456
        8/31/2004         $ 10,471          $  9,761        $  7,419
        9/30/2004         $ 10,613          $  9,866        $  7,489
       10/31/2004         $ 10,787          $ 10,017        $  7,606
       11/30/2004         $ 11,114          $ 10,422        $  7,868
       12/31/2004         $ 11,571          $ 10,777        $  8,176
        1/31/2005         $ 11,103          $ 10,514        $  7,904
        2/28/2005         $ 11,092          $ 10,735        $  7,988
        3/31/2005         $ 10,787          $ 10,545        $  7,842
        4/30/2005         $ 10,613          $ 10,345        $  7,693
        5/31/2005         $ 11,027          $ 10,674        $  8,065
        6/30/2005         $ 10,972          $ 10,690        $  8,035
        7/31/2005         $ 11,364          $ 11,087        $  8,428
        8/31/2005         $ 11,190          $ 10,986        $  8,319
        9/30/2005         $ 11,234          $ 11,075        $  8,358
       10/31/2005         $ 11,125          $ 10,890        $  8,276
       11/30/2005         $ 11,670          $ 11,301        $  8,634
       12/31/2005         $ 11,604          $ 11,306        $  8,606
        1/31/2006         $ 11,909          $ 11,605        $  8,758
        2/28/2006         $ 11,909          $ 11,636        $  8,744
        3/31/2006         $ 12,062          $ 11,781        $  8,873
        4/30/2006         $ 12,116          $ 11,939        $  8,861
        5/31/2006         $ 11,615          $ 11,596        $  8,560
        6/30/2006         $ 11,626          $ 11,611        $  8,527

AVERAGE ANNUAL TOTAL RETURN

-----------------------------------
CLASS B                     6/30/06
-----------------------------------
1-Year                       +1.96%
-----------------------------------
5-Year                       -2.33%
-----------------------------------
Since Inception (1/1/99)     +2.03%
-----------------------------------


                                                               Annual Report | 9

AVERAGE ANNUAL TOTAL RETURN

-----------------------------------
CLASS C                     6/30/06
-----------------------------------
1-Year                       +4.92%
-----------------------------------
5-Year                       -1.94%
-----------------------------------
10-Year                      +6.15%
-----------------------------------

CLASS C (7/1/96-6/30/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                    Franklin Capital                    Russell 1000
          Date        Growth Fund        S&P 500 5     Growth Index 5
        --------    ----------------     ---------     --------------
        7/1/1996          $ 10,000          $ 10,000        $ 10,000
        7/31/1996         $  9,320          $  9,558        $  9,414
        8/31/1996         $  9,721          $  9,760        $  9,657
        9/30/1996         $ 10,377          $ 10,309        $ 10,360
       10/31/1996         $ 10,462          $ 10,593        $ 10,423
       11/30/1996         $ 11,300          $ 11,393        $ 11,205
       12/31/1996         $ 11,058          $ 11,168        $ 10,986
        1/31/1997         $ 11,784          $ 11,865        $ 11,756
        2/28/1997         $ 11,415          $ 11,958        $ 11,677
        3/31/1997         $ 11,045          $ 11,468        $ 11,045
        4/30/1997         $ 11,619          $ 12,152        $ 11,778
        5/31/1997         $ 12,587          $ 12,891        $ 12,628
        6/30/1997         $ 12,893          $ 13,468        $ 13,134
        7/31/1997         $ 13,925          $ 14,539        $ 14,295
        8/31/1997         $ 13,530          $ 13,725        $ 13,459
        9/30/1997         $ 14,434          $ 14,477        $ 14,121
       10/31/1997         $ 13,721          $ 13,994        $ 13,599
       11/30/1997         $ 13,861          $ 14,641        $ 14,177
       12/31/1997         $ 13,910          $ 14,892        $ 14,335
        1/31/1998         $ 13,895          $ 15,057        $ 14,764
        2/28/1998         $ 15,015          $ 16,142        $ 15,875
        3/31/1998         $ 15,503          $ 16,968        $ 16,507
        4/30/1998         $ 15,804          $ 17,139        $ 16,736
        5/31/1998         $ 15,101          $ 16,845        $ 16,261
        6/30/1998         $ 15,661          $ 17,528        $ 17,257
        7/31/1998         $ 15,115          $ 17,342        $ 17,143
        8/31/1998         $ 12,201          $ 14,837        $ 14,570
        9/30/1998         $ 12,618          $ 15,788        $ 15,689
       10/31/1998         $ 13,680          $ 17,071        $ 16,950
       11/30/1998         $ 14,426          $ 18,105        $ 18,240
       12/31/1998         $ 15,628          $ 19,148        $ 19,884
        1/31/1999         $ 16,450          $ 19,948        $ 21,052
        2/28/1999         $ 15,658          $ 19,328        $ 20,090
        3/31/1999         $ 16,343          $ 20,102        $ 21,148
        4/30/1999         $ 16,921          $ 20,880        $ 21,175
        5/31/1999         $ 16,450          $ 20,388        $ 20,524
        6/30/1999         $ 17,557          $ 21,518        $ 21,962
        7/31/1999         $ 17,329          $ 20,847        $ 21,264
        8/31/1999         $ 17,374          $ 20,744        $ 21,611
        9/30/1999         $ 17,252          $ 20,176        $ 21,157
       10/31/1999         $ 19,036          $ 21,452        $ 22,755
       11/30/1999         $ 20,346          $ 21,888        $ 23,983
       12/31/1999         $ 23,624          $ 23,177        $ 26,477
        1/31/2000         $ 23,576          $ 22,012        $ 25,236
        2/29/2000         $ 26,312          $ 21,596        $ 26,470
        3/31/2000         $ 26,726          $ 23,708        $ 28,364
        4/30/2000         $ 25,390          $ 22,994        $ 27,014
        5/31/2000         $ 24,483          $ 22,524        $ 25,654
        6/30/2000         $ 26,487          $ 23,079        $ 27,598
        7/31/2000         $ 26,265          $ 22,719        $ 26,448
        8/31/2000         $ 29,287          $ 24,129        $ 28,843
        9/30/2000         $ 28,046          $ 22,856        $ 26,114
       10/31/2000         $ 26,662          $ 22,759        $ 24,879
       11/30/2000         $ 22,542          $ 20,966        $ 21,211
       12/31/2000         $ 23,539          $ 21,069        $ 20,540
        1/31/2001         $ 24,121          $ 21,816        $ 21,959
        2/28/2001         $ 20,749          $ 19,828        $ 18,231
        3/31/2001         $ 18,849          $ 18,572        $ 16,247
        4/30/2001         $ 20,989          $ 20,014        $ 18,302
        5/31/2001         $ 20,971          $ 20,149        $ 18,033
        6/30/2001         $ 20,030          $ 19,658        $ 17,615
        7/31/2001         $ 19,259          $ 19,465        $ 17,175
        8/31/2001         $ 17,753          $ 18,248        $ 15,770
        9/30/2001         $ 15,750          $ 16,774        $ 14,196
       10/31/2001         $ 16,366          $ 17,094        $ 14,941
       11/30/2001         $ 17,582          $ 18,405        $ 16,376
       12/31/2001         $ 17,970          $ 18,566        $ 16,345
        1/31/2002         $ 17,420          $ 18,296        $ 16,056
        2/28/2002         $ 16,715          $ 17,943        $ 15,390
        3/31/2002         $ 17,506          $ 18,618        $ 15,922
        4/30/2002         $ 16,577          $ 17,489        $ 14,623
        5/31/2002         $ 16,285          $ 17,361        $ 14,269
        6/30/2002         $ 14,892          $ 16,125        $ 12,949
        7/31/2002         $ 13,620          $ 14,868        $ 12,237
        8/31/2002         $ 13,740          $ 14,965        $ 12,274
        9/30/2002         $ 12,416          $ 13,340        $ 11,001
       10/31/2002         $ 13,345          $ 14,514        $ 12,010
       11/30/2002         $ 14,153          $ 15,367        $ 12,662
       12/31/2002         $ 13,310          $ 14,465        $ 11,787
        1/31/2003         $ 12,983          $ 14,086        $ 11,501
        2/28/2003         $ 12,811          $ 13,875        $ 11,449
        3/31/2003         $ 12,915          $ 14,008        $ 11,662
        4/30/2003         $ 14,015          $ 15,163        $ 12,524
        5/31/2003         $ 14,892          $ 15,961        $ 13,149
        6/30/2003         $ 14,961          $ 16,165        $ 13,330
        7/31/2003         $ 15,271          $ 16,450        $ 13,662
        8/31/2003         $ 15,735          $ 16,770        $ 14,002
        9/30/2003         $ 15,408          $ 16,592        $ 13,852
       10/31/2003         $ 16,268          $ 17,530        $ 14,630
       11/30/2003         $ 16,457          $ 17,684        $ 14,783
       12/31/2003         $ 17,093          $ 18,611        $ 15,294
        1/31/2004         $ 17,283          $ 18,953        $ 15,606
        2/29/2004         $ 17,454          $ 19,216        $ 15,706
        3/31/2004         $ 17,248          $ 18,926        $ 15,414
        4/30/2004         $ 17,025          $ 18,630        $ 15,235
        5/31/2004         $ 17,214          $ 18,885        $ 15,519
        6/30/2004         $ 17,661          $ 19,252        $ 15,713
        7/31/2004         $ 16,526          $ 18,615        $ 14,825
        8/31/2004         $ 16,371          $ 18,690        $ 14,751
        9/30/2004         $ 16,577          $ 18,892        $ 14,892
       10/31/2004         $ 16,870          $ 19,180        $ 15,124
       11/30/2004         $ 17,351          $ 19,956        $ 15,644
       12/31/2004         $ 18,074          $ 20,635        $ 16,258
        1/31/2005         $ 17,334          $ 20,132        $ 15,715
        2/28/2005         $ 17,334          $ 20,556        $ 15,883
        3/31/2005         $ 16,853          $ 20,192        $ 15,593
        4/30/2005         $ 16,577          $ 19,809        $ 15,296
        5/31/2005         $ 17,231          $ 20,439        $ 16,036
        6/30/2005         $ 17,145          $ 20,468        $ 15,977
        7/31/2005         $ 17,764          $ 21,229        $ 16,758
        8/31/2005         $ 17,472          $ 21,035        $ 16,542
        9/30/2005         $ 17,558          $ 21,206        $ 16,619
       10/31/2005         $ 17,386          $ 20,852        $ 16,457
       11/30/2005         $ 18,246          $ 21,640        $ 17,167
       12/31/2005         $ 18,125          $ 21,648        $ 17,113
        1/31/2006         $ 18,607          $ 22,221        $ 17,414
        2/28/2006         $ 18,607          $ 22,281        $ 17,386
        3/31/2006         $ 18,847          $ 22,558        $ 17,643
        4/30/2006         $ 18,933          $ 22,861        $ 17,619
        5/31/2006         $ 18,142          $ 22,204        $ 17,022
        6/30/2006         $ 18,160          $ 22,233        $ 16,954

AVERAGE ANNUAL TOTAL RETURN

-----------------------------------
CLASS R                     6/30/06
-----------------------------------
1-Year                       +6.42%
-----------------------------------
3-Year                       +7.21%
-----------------------------------
Since Inception (1/1/02)     +0.71%
-----------------------------------

CLASS R (1/1/02-6/30/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                    Franklin Capital                    Russell 1000
         Date         Growth Fund        S&P 500 5     Growth Index 5
      ----------    ----------------     ---------     --------------
       1/1/2002         $ 10,000         $ 10,000         $ 10,000
      1/31/2002         $  9,676         $  9,854         $  9,823
      2/28/2002         $  9,287         $  9,664         $  9,416
      3/31/2002         $  9,739         $ 10,028         $  9,741
      4/30/2002         $  9,229         $  9,420         $  8,946
      5/31/2002         $  9,071         $  9,351         $  8,730
      6/30/2002         $  8,292         $  8,685         $  7,922
      7/31/2002         $  7,587         $  8,008         $  7,487
      8/31/2002         $  7,652         $  8,061         $  7,509
      9/30/2002         $  6,929         $  7,185         $  6,730
      10/31/2002        $  7,448         $  7,817         $  7,348
      11/30/2002        $  7,893         $  8,277         $  7,747
      12/31/2002        $  7,429         $  7,791         $  7,212
      1/31/2003         $  7,253         $  7,587         $  7,037
      2/28/2003         $  7,160         $  7,473         $  7,004
      3/31/2003         $  7,216         $  7,545         $  7,135
      4/30/2003         $  7,847         $  8,167         $  7,662
      5/31/2003         $  8,338         $  8,596         $  8,045
      6/30/2003         $  8,375         $  8,706         $  8,155
      7/31/2003         $  8,552         $  8,860         $  8,358
      8/31/2003         $  8,821         $  9,032         $  8,566
      9/30/2003         $  8,635         $  8,937         $  8,475
      10/31/2003        $  9,127         $  9,442         $  8,950
      11/30/2003        $  9,229         $  9,525         $  9,044
      12/31/2003        $  9,596         $ 10,024         $  9,357
      1/31/2004         $  9,708         $ 10,208         $  9,548
      2/29/2004         $  9,810         $ 10,350         $  9,609
      3/31/2004         $  9,699         $ 10,194         $  9,430
      4/30/2004         $  9,568         $ 10,034         $  9,321
      5/31/2004         $  9,680         $ 10,171         $  9,495
      6/30/2004         $  9,941         $ 10,369         $  9,613
      7/31/2004         $  9,309         $ 10,026         $  9,070
      8/31/2004         $  9,216         $ 10,066         $  9,025
      9/30/2004         $  9,337         $ 10,175         $  9,111
      10/31/2004        $  9,503         $ 10,331         $  9,253
      11/30/2004        $  9,792         $ 10,749         $  9,571
      12/31/2004        $ 10,200         $ 11,114         $  9,946
      1/31/2005         $  9,792         $ 10,843         $  9,615
      2/28/2005         $  9,782         $ 11,071         $  9,717
      3/31/2005         $  9,522         $ 10,876         $  9,540
      4/30/2005         $  9,365         $ 10,669         $  9,358
      5/31/2005         $  9,745         $ 11,009         $  9,811
      6/30/2005         $  9,699         $ 11,024         $  9,775
      7/31/2005         $ 10,051         $ 11,434         $ 10,253
      8/31/2005         $  9,894         $ 11,330         $ 10,121
      9/30/2005         $  9,941         $ 11,422         $ 10,167
      10/31/2005        $  9,848         $ 11,231         $ 10,068
      11/30/2005        $ 10,340         $ 11,655         $ 10,503
      12/31/2005        $ 10,285         $ 11,660         $ 10,470
      1/31/2006         $ 10,554         $ 11,968         $ 10,654
      2/28/2006         $ 10,563         $ 12,001         $ 10,637
      3/31/2006         $ 10,703         $ 12,150         $ 10,794
      4/30/2006         $ 10,759         $ 12,313         $ 10,779
      5/31/2006         $ 10,312         $ 11,959         $ 10,414
      6/30/2006         $ 10,321         $ 11,975         $ 10,373


10 | Annual Report

ADVISOR CLASS (7/1/96-6/30/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                      Franklin Capital                  Russell 1000
          Date          Growth Fund      S&P 500 5     Growth Index 5
       -----------    ----------------   ---------     --------------
        7/1/1996         $ 10,000         $ 10,000        $ 10,000
        7/31/1996        $  9,322         $  9,558        $  9,414
        8/31/1996        $  9,734         $  9,760        $  9,657
        9/30/1996        $ 10,387         $ 10,309        $ 10,360
       10/31/1996        $ 10,484         $ 10,593        $ 10,423
       11/30/1996        $ 11,332         $ 11,393        $ 11,205
       12/31/1996        $ 11,101         $ 11,168        $ 10,986
        1/31/1997        $ 11,977         $ 11,865        $ 11,756
        2/28/1997        $ 11,603         $ 11,958        $ 11,677
        3/31/1997        $ 11,242         $ 11,468        $ 11,045
        4/30/1997        $ 11,835         $ 12,152        $ 11,778
        5/31/1997        $ 12,826         $ 12,891        $ 12,628
        6/30/1997        $ 13,150         $ 13,468        $ 13,134
        7/31/1997        $ 14,211         $ 14,539        $ 14,295
        8/31/1997        $ 13,823         $ 13,725        $ 13,459
        9/30/1997        $ 14,754         $ 14,477        $ 14,121
       10/31/1997        $ 14,056         $ 13,994        $ 13,599
       11/30/1997        $ 14,198         $ 14,641        $ 14,177
       12/31/1997        $ 14,245         $ 14,892        $ 14,335
        1/31/1998        $ 14,259         $ 15,057        $ 14,764
        2/28/1998        $ 15,400         $ 16,142        $ 15,875
        3/31/1998        $ 15,926         $ 16,968        $ 16,507
        4/30/1998        $ 16,248         $ 17,139        $ 16,736
        5/31/1998        $ 15,532         $ 16,845        $ 16,261
        6/30/1998        $ 16,123         $ 17,528        $ 17,257
        7/31/1998        $ 15,567         $ 17,342        $ 17,143
        8/31/1998        $ 12,577         $ 14,837        $ 14,570
        9/30/1998        $ 13,017         $ 15,788        $ 15,689
       10/31/1998        $ 14,130         $ 17,071        $ 16,950
       11/30/1998        $ 14,907         $ 18,105        $ 18,240
       12/31/1998        $ 16,165         $ 19,148        $ 19,884
        1/31/1999        $ 17,034         $ 19,948        $ 21,052
        2/28/1999        $ 16,242         $ 19,328        $ 20,090
        3/31/1999        $ 16,956         $ 20,102        $ 21,148
        4/30/1999        $ 17,562         $ 20,880        $ 21,175
        5/31/1999        $ 17,097         $ 20,388        $ 20,524
        6/30/1999        $ 18,256         $ 21,518        $ 21,962
        7/31/1999        $ 18,037         $ 20,847        $ 21,264
        8/31/1999        $ 18,084         $ 20,744        $ 21,611
        9/30/1999        $ 17,990         $ 20,176        $ 21,157
       10/31/1999        $ 19,850         $ 21,452        $ 22,755
       11/30/1999        $ 21,241         $ 21,888        $ 23,983
       12/31/1999        $ 24,692         $ 23,177        $ 26,477
        1/31/2000        $ 24,659         $ 22,012        $ 25,236
        2/29/2000        $ 27,534         $ 21,596        $ 26,470
        3/31/2000        $ 28,008         $ 23,708        $ 28,364
        4/30/2000        $ 26,619         $ 22,994        $ 27,014
        5/31/2000        $ 25,688         $ 22,524        $ 25,654
        6/30/2000        $ 27,844         $ 23,079        $ 27,598
        7/31/2000        $ 27,615         $ 22,719        $ 26,448
        8/31/2000        $ 30,816         $ 24,129        $ 28,843
        9/30/2000        $ 29,550         $ 22,856        $ 26,114
       10/31/2000        $ 28,111         $ 22,759        $ 24,879
       11/30/2000        $ 23,797         $ 20,966        $ 21,211
       12/31/2000        $ 24,875         $ 21,069        $ 20,540
        1/31/2001        $ 25,490         $ 21,816        $ 21,959
        2/28/2001        $ 21,975         $ 19,828        $ 18,231
        3/31/2001        $ 19,974         $ 18,572        $ 16,247
        4/30/2001        $ 22,261         $ 20,014        $ 18,302
        5/31/2001        $ 22,261         $ 20,149        $ 18,033
        6/30/2001        $ 21,275         $ 19,658        $ 17,615
        7/31/2001        $ 20,481         $ 19,465        $ 17,175
        8/31/2001        $ 18,895         $ 18,248        $ 15,770
        9/30/2001        $ 16,750         $ 16,774        $ 14,196
       10/31/2001        $ 17,438         $ 17,094        $ 14,941
       11/30/2001        $ 18,762         $ 18,405        $ 16,376
       12/31/2001        $ 19,187         $ 18,566        $ 16,345
        1/31/2002        $ 18,600         $ 18,296        $ 16,056
        2/28/2002        $ 17,854         $ 17,943        $ 15,390
        3/31/2002        $ 18,722         $ 18,618        $ 15,922
        4/30/2002        $ 17,744         $ 17,489        $ 14,623
        5/31/2002        $ 17,460         $ 17,361        $ 14,269
        6/30/2002        $ 15,967         $ 16,125        $ 12,949
        7/31/2002        $ 14,633         $ 14,868        $ 12,237
        8/31/2002        $ 14,758         $ 14,965        $ 12,274
        9/30/2002        $ 13,352         $ 13,340        $ 11,001
       10/31/2002        $ 14,348         $ 14,514        $ 12,010
       11/30/2002        $ 15,237         $ 15,367        $ 12,662
       12/31/2002        $ 14,348         $ 14,465        $ 11,787
        1/31/2003        $ 14,010         $ 14,086        $ 11,501
        2/28/2003        $ 13,833         $ 13,875        $ 11,449
        3/31/2003        $ 13,957         $ 14,008        $ 11,662
        4/30/2003        $ 15,166         $ 15,163        $ 12,524
        5/31/2003        $ 16,126         $ 15,961        $ 13,149
        6/30/2003        $ 16,215         $ 16,165        $ 13,330
        7/31/2003        $ 16,553         $ 16,450        $ 13,662
        8/31/2003        $ 17,086         $ 16,770        $ 14,002
        9/30/2003        $ 16,730         $ 16,592        $ 13,852
       10/31/2003        $ 17,691         $ 17,530        $ 14,630
       11/30/2003        $ 17,904         $ 17,684        $ 14,783
       12/31/2003        $ 18,607         $ 18,611        $ 15,294
        1/31/2004        $ 18,839         $ 18,953        $ 15,606
        2/29/2004        $ 19,035         $ 19,216        $ 15,706
        3/31/2004        $ 18,839         $ 18,926        $ 15,414
        4/30/2004        $ 18,607         $ 18,630        $ 15,235
        5/31/2004        $ 18,820         $ 18,885        $ 15,519
        6/30/2004        $ 19,338         $ 19,252        $ 15,713
        7/31/2004        $ 18,107         $ 18,615        $ 14,825
        8/31/2004        $ 17,946         $ 18,690        $ 14,751
        9/30/2004        $ 18,178         $ 18,892        $ 14,892
       10/31/2004        $ 18,517         $ 19,180        $ 15,124
       11/30/2004        $ 19,070         $ 19,956        $ 15,644
       12/31/2004        $ 19,873         $ 20,635        $ 16,258
        1/31/2005        $ 19,088         $ 20,132        $ 15,715
        2/28/2005        $ 19,088         $ 20,556        $ 15,883
        3/31/2005        $ 18,589         $ 20,192        $ 15,593
        4/30/2005        $ 18,285         $ 19,809        $ 15,296
        5/31/2005        $ 19,035         $ 20,439        $ 16,036
        6/30/2005        $ 18,946         $ 20,468        $ 15,977
        7/31/2005        $ 19,641         $ 21,229        $ 16,758
        8/31/2005        $ 19,356         $ 21,035        $ 16,542
        9/30/2005        $ 19,463         $ 21,206        $ 16,619
       10/31/2005        $ 19,266         $ 20,852        $ 16,457
       11/30/2005        $ 20,248         $ 21,640        $ 17,167
       12/31/2005        $ 20,141         $ 21,648        $ 17,113
        1/31/2006        $ 20,680         $ 22,221        $ 17,414
        2/28/2006        $ 20,697         $ 22,281        $ 17,386
        3/31/2006        $ 20,984         $ 22,558        $ 17,643
        4/30/2006        $ 21,111         $ 22,861        $ 17,619
        5/31/2006        $ 20,231         $ 22,204        $ 17,022
        6/30/2006        $ 20,266         $ 22,233        $ 16,954

AVERAGE ANNUAL TOTAL RETURN

-----------------------------------
ADVISOR CLASS 4             6/30/06
-----------------------------------
1-Year                       +6.97%
-----------------------------------
5-Year                       -0.97%
-----------------------------------
10-Year                      +7.32%
-----------------------------------

ENDNOTES

THE FUND'S PORTFOLIO INCLUDES INVESTMENTS IN TECHNOLOGY, WHICH HAS BEEN AMONG THE MARKET'S MOST VOLATILE SECTORS AND INVOLVES SPECIAL RISKS. THE FUND MAY INVEST IN FOREIGN COMPANIES THAT CAN INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTIES. IN ADDITION, THE FUND MAY OWN SMALLER-COMPANY STOCKS, WHICH CAN BE VOLATILE, ESPECIALLY OVER THE SHORT TERM. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:     Shares are available to certain eligible investors as
                   described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +82.57% and +6.54%.

5. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Russell 1000 Growth Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.


                                                              Annual Report | 11

YOUR FUND'S EXPENSES

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


12 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-----------------------------------------------------------------------------------------------------
                                          BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                     VALUE 1/1/06      VALUE 6/30/06    PERIOD* 1/1/06-6/30/06
-----------------------------------------------------------------------------------------------------
Actual                                         $1,000           $1,005.40              $4.57
-----------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)       $1,000           $1,020.23              $4.61
-----------------------------------------------------------------------------------------------------
CLASS B
-----------------------------------------------------------------------------------------------------
Actual                                         $1,000           $1,001.90              $8.29
-----------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)       $1,000           $1,016.51              $8.35
-----------------------------------------------------------------------------------------------------
CLASS C
-----------------------------------------------------------------------------------------------------
Actual                                         $1,000           $1,001.90              $8.24
-----------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)       $1,000           $1,016.56              $8.30
-----------------------------------------------------------------------------------------------------
CLASS R
-----------------------------------------------------------------------------------------------------
Actual                                         $1,000           $1,003.60              $5.81
-----------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)       $1,000           $1,018.99              $5.86
-----------------------------------------------------------------------------------------------------
ADVISOR CLASS
-----------------------------------------------------------------------------------------------------
Actual                                         $1,000           $1,006.20              $3.33
-----------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)       $1,000           $1,021.47              $3.36
-----------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio for each class (A: 0.92%;
B: 1.67%; C: 1.66%; R: 1.17%; and Advisor: 0.67%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                              Annual Report | 13

Franklin Capital Growth Fund

FINANCIAL HIGHLIGHTS

                                                 --------------------------------------------------------------------
                                                                         YEAR ENDED JUNE 30,
CLASS A                                               2006            2005            2004          2003         2002
                                                 --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........    $   10.52     $     10.76     $      9.06     $    8.95    $   12.04
                                                 --------------------------------------------------------------------
Income from investment operations: a

  Net investment income b ...................         0.02            0.04            0.01          0.03         0.04

  Net realized and unrealized gains (losses)          0.69           (0.28)           1.71          0.08        (3.05)
                                                 --------------------------------------------------------------------
Total from investment operations ............         0.71           (0.24)           1.72          0.11        (3.01)
                                                 --------------------------------------------------------------------
Less distributions from:

  Net investment income .....................        (0.04)             --           (0.02)           --        (0.02)

  Net realized gains ........................           --              --              --            --        (0.05)

  Tax return of capital .....................           --              --              --            --        (0.01)
                                                 --------------------------------------------------------------------
Total distributions .........................        (0.04)             --           (0.02)           --        (0.08)
                                                 --------------------------------------------------------------------
Redemption fees .............................           -- d            -- d            -- d          --           --
                                                 --------------------------------------------------------------------
Net asset value, end of year ................    $   11.19     $     10.52     $     10.76     $    9.06    $    8.95
                                                 ====================================================================

Total return c ..............................         6.74%          (2.23)%         18.95%         1.23%      (25.16)%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............    $ 907,377     $ 1,089,510     $ 1,218,132     $ 936,927    $ 855,624

Ratios to average net assets:

  Expenses ..................................         0.95% e         0.96% e         0.96%         1.04%        0.94%

  Net investment income .....................         0.16%           0.41%           0.06%         0.32%        0.34%

Portfolio turnover rate .....................        40.34%          48.24%          51.96%        52.16%       54.28%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Amount is less than $0.01 per share.

e Benefit of expense reduction is less than 0.01%.


14 | See notes to financial statements. | Annual Report

Franklin Capital Growth Fund

                                                 --------------------------------------------------------------------
                                                                         YEAR ENDED JUNE 30,
CLASS B                                               2006            2005            2004          2003         2002
                                                 --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........    $   10.07     $     10.37     $      8.79     $    8.74    $   11.82
                                                 --------------------------------------------------------------------
Income from investment operations: a

  Net investment income (loss) b ............        (0.06)          (0.03)          (0.07)        (0.03)       (0.04)

  Net realized and unrealized gains (losses).         0.66           (0.27)           1.65          0.08        (2.99)
                                                 --------------------------------------------------------------------
Total from investment operations ............         0.60           (0.30)           1.58          0.05        (3.03)
                                                 --------------------------------------------------------------------
Less distributions from net realized gains ..           --              --              --            --        (0.05)
                                                 --------------------------------------------------------------------
Redemption fees .............................           -- d            -- d            -- d          --           --
                                                 --------------------------------------------------------------------
Net asset value, end of year ................    $   10.67     $     10.07     $     10.37     $    8.79    $    8.74
                                                 ====================================================================

Total return c ..............................         5.96%          (2.89)%         17.97%         0.57%      (25.73)%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............    $  65,383     $    73,734     $    83,622     $  60,232    $  44,041

Ratios to average net assets:

  Expenses ..................................         1.70% e         1.71% e         1.71%         1.79%        1.69%

  Net investment income (loss) ..............        (0.59)%         (0.34)%         (0.69)%       (0.43)%      (0.44)%

Portfolio turnover rate .....................        40.34%          48.24%          51.96%        52.16%       54.28%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Amount is less than $0.01 per share.

e Benefit of expense reduction is less than 0.01%.


                         Annual Report | See notes to financial statements. | 15

Franklin Capital Growth Fund

                                                 --------------------------------------------------------------------
                                                                         YEAR ENDED JUNE 30,
CLASS C                                               2006            2005            2004          2003         2002
                                                 --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........    $    9.97     $     10.27     $      8.70     $    8.66    $   11.70
                                                 --------------------------------------------------------------------

Income from investment operations: a

  Net investment income (loss) b ............        (0.06)          (0.03)          (0.07)        (0.03)       (0.04)

  Net realized and unrealized gains (losses).         0.65           (0.27)           1.64          0.07        (2.95)
                                                 --------------------------------------------------------------------
Total from investment operations ............         0.59           (0.30)           1.57          0.04        (2.99)
                                                 --------------------------------------------------------------------
Less distributions from net realized gains ..           --              --              --            --        (0.05)
                                                 --------------------------------------------------------------------
Redemption fees .............................           -- d            -- d            -- d          --           --
                                                 --------------------------------------------------------------------
Net asset value, end of year ................    $   10.56     $      9.97     $     10.27     $    8.70    $    8.66
                                                 ====================================================================

Total return c ..............................         5.92%          (2.92)%         18.05%         0.46%      (25.65)%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............    $ 134,671     $   162,603     $   195,559     $ 165,339    $ 137,117

Ratios to average net assets:

  Expenses ..................................         1.69% e         1.71% e         1.71%         1.79%        1.68%

  Net investment income (loss) ..............        (0.58)%         (0.34)%         (0.69)%       (0.43)%      (0.40)%

Portfolio turnover rate .....................        40.34%          48.24%          51.96%        52.16%       54.28%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Amount is less than $0.01 per share.

e Benefit of expense reduction is less than 0.01%.


16 | See notes to financial statements. | Annual Report

FRANKLIN CAPITAL GROWTH FUND

                                                 --------------------------------------------------------------------
                                                                         YEAR ENDED JUNE 30,
CLASS R                                               2006            2005            2004          2003       2002 f
                                                 --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........    $   10.44     $     10.70     $      9.03     $    8.94    $   10.79
                                                 --------------------------------------------------------------------
Income from investment operations: a

  Net investment income (loss) b ............        (0.01)           0.02           (0.02)           --           --

  Net realized and unrealized gains (losses).         0.68           (0.28)           1.71          0.09        (1.84)
                                                 --------------------------------------------------------------------
Total from investment operations ............         0.67           (0.26)           1.69          0.09        (1.84)
                                                 --------------------------------------------------------------------
Less distributions from net investment income        (0.02)             --           (0.02)           --        (0.01) g
                                                 --------------------------------------------------------------------
Redemption fees .............................           -- d            -- d            -- d          --           --
                                                 --------------------------------------------------------------------
Net asset value, end of year ................    $   11.09     $     10.44     $     10.70     $    9.03    $    8.94
                                                 ====================================================================

Total return c ..............................         6.42%          (2.43)%         18.68%         1.01%      (17.09)%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............    $  36,295     $    39,421     $    36,779     $  19,256    $   3,524

Ratios to average net assets:

  Expenses ..................................         1.20% e         1.21% e         1.21%         1.29%        1.19% h

  Net investment income (loss) ..............        (0.09)%          0.16%          (0.19)%        0.07%       (0.08)% h

Portfolio turnover rate .....................        40.34%          48.24%          51.96%        52.16%       54.28%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Amount is less than $0.01 per share.

e Benefit of expense reduction is less than 0.01%.

f For the period January 1, 2002 (effective date) to June 30, 2002.

g Includes distributions from tax return of capital in the amount of $0.002.

h Annualized.


                         Annual Report | See notes to financial statements. | 17

Franklin Capital Growth Fund

                                                 --------------------------------------------------------------------
                                                                         YEAR ENDED JUNE 30,
ADVISOR CLASS                                         2006            2005            2004          2003         2002
                                                 --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........    $   10.62     $     10.84     $      9.12     $    8.98    $   12.07
                                                 --------------------------------------------------------------------
Income from investment operations: a

  Net investment income b ...................         0.05            0.07            0.03          0.05         0.06

  Net realized and unrealized gains (losses)          0.69           (0.29)           1.72          0.09        (3.05)
                                                 --------------------------------------------------------------------
Total from investment operations ............         0.74           (0.22)           1.75          0.14        (2.99)
                                                 --------------------------------------------------------------------
Less distributions from:

  Net investment income .....................        (0.07)             --           (0.03)           --        (0.04)

  Net realized gains ........................           --              --              --            --        (0.05)

  Tax return of capital .....................           --              --              --            --        (0.01)
                                                 --------------------------------------------------------------------
Total distributions .........................        (0.07)             --           (0.03)           --        (0.10)
                                                 --------------------------------------------------------------------
Redemption fees .............................           -- c            -- c            -- c          --           --
                                                 --------------------------------------------------------------------
Net asset value, end of year ................    $   11.29     $     10.62     $     10.84     $    9.12    $    8.98
                                                 ====================================================================

Total return ................................         6.97%          (2.03)%         19.26%         1.56%      (24.95)%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............    $ 332,849     $   319,724     $   224,139     $  75,554    $  43,422

Ratios to average net assets:

  Expenses ..................................         0.70% d         0.71% d         0.71%         0.79%        0.69%

  Net investment income .....................         0.41%           0.66%           0.31%         0.57%        0.58%

Portfolio turnover rate .....................        40.34%          48.24%          51.96%        52.16%       54.28%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Amount is less than $0.01 per share.

d Benefit of expense reduction is less than 0.01%.


18 | See notes to financial statements. | Annual Report

Franklin Capital Growth Fund

STATEMENT OF INVESTMENTS, JUNE 30, 2006

----------------------------------------------------------------------------------------------------------------------------
                                                                                  COUNTRY        SHARES           VALUE
----------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 96.4%
   COMMERCIAL SERVICES 1.4%
   Robert Half International Inc. ...........................................  United States       505,000   $    21,210,000
                                                                                                             ---------------

   COMMUNICATIONS 5.0%
   Alltel Corp. .............................................................  United States       273,500        17,457,505
   America Movil SA de CV, L, ADR ...........................................     Mexico           527,600        17,547,976
 a American Tower Corp., A ..................................................  United States       778,400        24,223,808
   Rogers Communications Inc., B ............................................     Canada           375,600        15,112,840
                                                                                                             ---------------
                                                                                                                  74,342,129
                                                                                                             ---------------

   CONSUMER DURABLES 2.2%
 a Electronic Arts Inc. .....................................................  United States       417,200        17,956,288
   Harman International Industries Inc. .....................................  United States       165,800        14,154,346
                                                                                                             ---------------
                                                                                                                  32,110,634
                                                                                                             ---------------

   CONSUMER NON-DURABLES 3.4%
   PepsiCo Inc. .............................................................  United States       222,100        13,334,884
   The Procter & Gamble Co. .................................................  United States       385,800        21,450,480
   Wm. Wrigley Jr. Co. ......................................................  United States       333,700        15,136,632
                                                                                                             ---------------
                                                                                                                  49,921,996
                                                                                                             ---------------

   CONSUMER SERVICES 7.7%
   Carnival Corp. ...........................................................  United States       574,800        23,992,152
   International Game Technology ............................................  United States     1,002,700        38,042,438
   Starwood Hotels & Resorts Worldwide Inc. .................................  United States       177,900        10,734,486
 a Univision Communications Inc., A .........................................  United States       518,700        17,376,450
   The Walt Disney Co. ......................................................  United States       557,290        16,718,700
 a XM Satellite Radio Holdings Inc., A ......................................  United States       501,900         7,352,835
                                                                                                             ---------------
                                                                                                                 114,217,061
                                                                                                             ---------------

   ELECTRONIC TECHNOLOGY 15.2%
 a Agilent Technologies Inc. ................................................  United States       464,600        14,662,776
 a Apple Computer Inc. ......................................................  United States       128,000         7,311,360
   The Boeing Co. ...........................................................  United States       238,000        19,494,580
 a Broadcom Corp., A ........................................................  United States       370,800        11,142,540
 a Cisco Systems Inc. .......................................................  United States     1,545,400        30,181,662
 a Dell Inc. ................................................................  United States       350,700         8,560,587
 a EMC Corp. ................................................................  United States     1,154,700        12,667,059
   Harris Corp. .............................................................  United States       362,700        15,055,677
   Intel Corp. ..............................................................  United States       872,300        16,530,085
   KLA-Tencor Corp. .........................................................  United States       441,600        18,357,312
 a Marvell Technology Group Ltd. ............................................     Bermuda          251,600        11,153,428
 a Micron Technology Inc. ...................................................  United States       382,000         5,752,920
 a Network Appliance Inc. ...................................................  United States       299,400        10,568,820
   Nokia Corp., ADR .........................................................     Finland          998,600        20,231,636
   QUALCOMM Inc. ............................................................  United States       581,300        23,292,691
                                                                                                             ---------------
                                                                                                                 224,963,133
                                                                                                             ---------------

   ENERGY MINERALS 2.5%
   ConocoPhillips ...........................................................  United States       314,700        20,622,291
   Devon Energy Corp. .......................................................  United States       273,600        16,528,176
                                                                                                             ---------------
                                                                                                                  37,150,467
                                                                                                             ---------------


                                                              Annual Report | 19

Franklin Capital Growth Fund

----------------------------------------------------------------------------------------------------------------------------
                                                                                  COUNTRY        SHARES           VALUE
----------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONTINUED)
   FINANCE 11.7%
   AFLAC Inc. ...............................................................  United States       481,100   $    22,298,985
 a Berkshire Hathaway Inc., A ...............................................  United States           230        21,081,570
   BlackRock Inc., A ........................................................  United States       111,800        15,559,206
   Brown & Brown Inc. .......................................................  United States       655,300        19,147,866
   Capital One Financial Corp. ..............................................  United States       213,800        18,269,210
   Countrywide Financial Corp. ..............................................  United States       555,613        21,157,743
 a E*TRADE Financial Corp. ..................................................  United States       890,600        20,323,492
   Marsh & McLennan Cos. Inc. ...............................................  United States       553,300        14,878,237
   Wells Fargo & Co. ........................................................  United States       292,700        19,634,316
                                                                                                             ---------------
                                                                                                                 172,350,625
                                                                                                             ---------------

   HEALTH SERVICES 2.8%
 a Express Scripts Inc. .....................................................  United States       219,400        15,739,756
   IMS Health Inc. ..........................................................  United States       613,700        16,477,845
 a WellPoint Inc. ...........................................................  United States       114,200         8,310,334
                                                                                                             ---------------
                                                                                                                  40,527,935
                                                                                                             ---------------

   HEALTH TECHNOLOGY 12.0%
 a Affymetrix Inc. ..........................................................  United States       327,500         8,384,000
 a Amgen Inc. ...............................................................  United States       223,200        14,559,336
 a Celgene Corp. ............................................................  United States       349,400        16,572,042
 a Endo Pharmaceuticals Holdings Inc. .......................................  United States       221,600         7,308,368
 a Forest Laboratories Inc. .................................................  United States       194,100         7,509,729
 a Genzyme Corp. ............................................................  United States       239,300        14,609,265
   Johnson & Johnson ........................................................  United States       325,610        19,510,551
   Roche Holding AG, ADR ....................................................   Switzerland        421,400        34,554,800
   Schering-Plough Corp. ....................................................  United States       944,600        17,975,738
 a Varian Medical Systems Inc. ..............................................  United States       379,100        17,950,385
   Wyeth ....................................................................  United States       412,100        18,301,361
                                                                                                             ---------------
                                                                                                                 177,235,575
                                                                                                             ---------------

   INDUSTRIAL SERVICES 2.0%
   Halliburton Co. ..........................................................  United States       232,100        17,224,141
 a National-Oilwell Varco Inc. ..............................................  United States       197,900        12,531,028
                                                                                                             ---------------
                                                                                                                  29,755,169
                                                                                                             ---------------

   PROCESS INDUSTRIES 1.8%
   Bunge Ltd. ...............................................................  United States       541,600        27,215,400
                                                                                                             ---------------

   PRODUCER MANUFACTURING 7.4%
   3M Co. ...................................................................  United States       287,100        23,189,067
   Danaher Corp. ............................................................  United States       148,800         9,570,816
   General Electric Co. .....................................................  United States       461,900        15,224,224
   Tyco International Ltd. ..................................................  United States       838,900        23,069,750
   United Technologies Corp. ................................................  United States       593,700        37,652,454
                                                                                                             ---------------
                                                                                                                 108,706,311
                                                                                                             ---------------


20 | Annual Report

FRANKLIN CAPITAL GROWTH FUND

----------------------------------------------------------------------------------------------------------------------------
                                                                                  COUNTRY        SHARES           VALUE
----------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONTINUED)
   RETAIL TRADE 4.5%
   Lowe's Cos. Inc. .........................................................  United States       431,100   $    26,154,837
   Target Corp. .............................................................  United States       192,100         9,387,927
   Wal-Mart Stores Inc. .....................................................  United States       625,000        30,106,250
                                                                                                             ---------------
                                                                                                                  65,649,014
                                                                                                             ---------------

   TECHNOLOGY SERVICES 9.7%
   Adobe Systems Inc. .......................................................  United States       479,800        14,566,728
 a Google Inc., A ...........................................................  United States        41,800        17,527,994
   Microsoft Corp. ..........................................................  United States     1,300,900        30,310,970
   Paychex Inc. .............................................................  United States       539,900        21,045,302
   SAP AG, ADR ..............................................................     Germany          656,800        34,495,136
 a Yahoo! Inc. ..............................................................  United States       758,000        25,014,000
                                                                                                             ---------------
                                                                                                                 142,960,130
                                                                                                             ---------------

   TRANSPORTATION 5.7%
   C.H. Robinson Worldwide Inc. .............................................  United States       485,200        25,861,160
   Expeditors International of Washington Inc. ..............................  United States       427,800        23,961,078
   FedEx Corp. ..............................................................  United States       160,400        18,744,344
   Southwest Airlines Co. ...................................................  United States       945,500        15,477,835
                                                                                                             ---------------
                                                                                                                  84,044,417
                                                                                                             ---------------

   UTILITIES 1.4%
   FirstEnergy Corp. ........................................................  United States       379,000        20,545,590
                                                                                                             ---------------
   TOTAL COMMON STOCKS (COST $1,254,966,742).................................                                  1,422,905,586
                                                                                                             ---------------
   SHORT TERM INVESTMENT (COST $57,920,525) 3.9%
   MONEY MARKET FUND 3.9%
 b Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.83% .....  United States    57,920,525        57,920,525
                                                                                                             ---------------
   TOTAL INVESTMENTS (COST $1,312,887,267) 100.3%............................                                  1,480,826,111
   OTHER ASSETS, LESS LIABILITIES (0.3)%.....................................                                     (4,251,519)
                                                                                                             ---------------
   NET ASSETS 100.0%.........................................................                                $ 1,476,574,592
                                                                                                             ===============

SELECTED PORTFOLIO ABBREVIATIONS

ADR - American Depository Receipt

a Non-income producing during the twelve months ended June 30, 2006.

b See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust
  Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


                         Annual Report | See notes to financial statements. | 21

Franklin Capital Growth Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2006

Assets:
 Investments in securities:
  Cost - Unaffiliated issuers .............................     $ 1,254,966,742
  Cost - Sweep Money Fund (Note 7) ........................          57,920,525
                                                                ---------------
  Total cost of investments ...............................     $ 1,312,887,267
                                                                ===============
  Value - Unaffiliated issuers ............................     $ 1,422,905,586
  Value - Sweep Money Fund (Note 7) .......................          57,920,525
                                                                ---------------
  Total value of investments ..............................       1,480,826,111
 Receivables:
  Capital shares sold .....................................           1,040,736
  Dividends ...............................................             566,731
  Other (Note 8) ..........................................             452,318
                                                                ---------------
       Total assets .......................................       1,482,885,896
                                                                ---------------
Liabilities:
 Payables:
  Capital shares redeemed .................................           4,398,058
  Affiliates ..............................................           1,493,107
  Unaffiliated transfer agent fees ........................             235,281
 Accrued expenses and other liabilities ...................             184,858
                                                                ---------------
       Total liabilities ..................................           6,311,304
                                                                ---------------
        Net assets, at value ..............................     $ 1,476,574,592
                                                                ===============

Net assets consist of:
 Paid-in capital ..........................................     $ 1,303,801,010
 Undistributed net investment income ......................           1,599,158
 Net unrealized appreciation (depreciation) ...............         167,938,655
 Accumulated net realized gain (loss) .....................           3,235,769
                                                                ---------------
        Net assets, at value ..............................     $ 1,476,574,592
                                                                ===============


22 | See notes to financial statements. | Annual Report

Franklin Capital Growth Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
June 30, 2006

CLASS A:
 Net assets, at value ....................................................   $ 907,376,769
                                                                             =============
 Shares outstanding ......................................................      81,065,359
                                                                             =============
 Net asset value per share a .............................................   $       11.19
                                                                             =============
 Maximum offering price per share (net asset value per share / 94.25%) ...   $       11.87
                                                                             =============
CLASS B:
 Net assets, at value ....................................................   $  65,382,690
                                                                             =============
 Shares outstanding ......................................................       6,129,762
                                                                             =============
 Net asset value and maximum offering price per share a ..................   $       10.67
                                                                             =============
CLASS C:
 Net assets, at value ....................................................   $ 134,671,347
                                                                             =============
 Shares outstanding ......................................................      12,751,694
                                                                             =============
 Net asset value and maximum offering price per share a ..................   $       10.56
                                                                             =============
CLASS R:
 Net assets, at value ....................................................   $  36,295,086
                                                                             =============
 Shares outstanding ......................................................       3,272,043
                                                                             =============
 Net asset value and maximum offering price per share a ..................   $       11.09
                                                                             =============
ADVISOR CLASS:
 Net assets, at value ....................................................   $ 332,848,700
                                                                             =============
 Shares outstanding ......................................................      29,470,250
                                                                             =============
 Net asset value and maximum offering price per share a...................   $       11.29
                                                                             =============

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                          Annual Report | See notes to financial statements.| 23

Franklin Capital Growth Fund

STATEMENT OF OPERATIONS
for the year ended June 30, 2006

Investment income:
 Dividends:
  Unaffiliated issuers ....................................................  $  15,666,989
  Sweep Money Fund (Note 7) ...............................................      1,430,827
 Other income (Note 8) ....................................................        452,318
                                                                             -------------
      Total investment income .............................................     17,550,134
                                                                             -------------
Expenses:
 Management fees (Note 3a) ................................................      7,191,553
 Distribution fees: (Note 3c)
  Class A .................................................................      2,415,293
  Class B .................................................................        715,835
  Class C .................................................................      1,515,301
  Class R .................................................................        201,362
 Transfer agent fees (Note 3e) ............................................      3,283,609
 Custodian fees (Note 4) ..................................................         35,321
 Reports to shareholders ..................................................        264,941
 Registration and filing fees .............................................        130,737
 Professional fees ........................................................         63,203
 Trustees' fees and expenses ..............................................         74,437
 Other ....................................................................         33,441
                                                                             -------------
      Total expenses ......................................................     15,925,033
      Expense reductions (Note 4) .........................................           (728)
                                                                             -------------
       Net expenses .......................................................     15,924,305
                                                                             -------------
        Net investment income .............................................      1,625,829
                                                                             -------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments .............................................................     92,593,796
  Foreign currency transactions ...........................................        (31,758)
                                                                             -------------
        Net realized gain (loss) ..........................................     92,562,038
                                                                             -------------
 Net change in unrealized appreciation (depreciation) on:
  Investments .............................................................     12,343,927
  Translation of assets and liabilities denominated in foreign currencies .           (189)
                                                                             -------------
        Net change in unrealized appreciation (depreciation) ..............     12,343,738
                                                                             -------------
Net realized and unrealized gain (loss) ...................................    104,905,776
                                                                             -------------
Net increase (decrease) in net assets resulting from operations ...........  $ 106,531,605
                                                                             =============


24 | See notes to financial statements. | Annual Report

Franklin Capital Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                ----------------------------------
                                                                                       YEAR ENDED JUNE 30,
                                                                                     2006               2005
                                                                                ----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .....................................................   $     1,625,829    $     5,715,036
  Net realized gain (loss) from investments and foreign currency transactions        92,562,038         99,233,200
  Net change in unrealized appreciation (depreciation) on investments and
   translation of assets and liabilities denominated in foreign currencies ..        12,343,738       (143,858,665)
                                                                                ----------------------------------
        Net increase (decrease) in net assets resulting from operations .....       106,531,605        (38,910,429)
                                                                                ----------------------------------
 Distributions to shareholders from:
  Net investment income:
   Class A ..................................................................        (3,526,237)                --
   Class R ..................................................................           (79,342)                --
   Advisor Class ............................................................        (2,120,955)                --
                                                                                ----------------------------------
 Total distributions to shareholders ........................................        (5,726,534)                --
                                                                                ----------------------------------
 Capital share transactions: (Note 2)
   Class A ..................................................................      (245,614,530)      (101,320,339)
   Class B ..................................................................       (12,709,046)        (7,427,243)
   Class C ..................................................................       (37,513,575)       (26,989,391)
   Class R ..................................................................        (5,700,677)         3,480,500
   Advisor Class ............................................................        (7,689,591)        97,924,220
                                                                                ----------------------------------
 Total capital share transactions ...........................................      (309,227,419)       (34,332,253)
                                                                                ----------------------------------
 Redemption fees ............................................................             4,540              4,486
                                                                                ----------------------------------
        Net increase (decrease) in net assets ...............................      (208,417,808)       (73,238,196)
Net assets:
 Beginning of year ..........................................................     1,684,992,400      1,758,230,596
                                                                                ----------------------------------
 End of year ................................................................   $ 1,476,574,592    $ 1,684,992,400
                                                                                ==================================
Undistributed net investment income included in net assets:
 End of year ................................................................   $     1,599,158    $     5,714,857
                                                                                ==================================


                         Annual Report | See notes to financial statements. | 25

Franklin Capital Growth Fund

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Capital Growth Fund (the Trust) is registered under the Investment Company Act of 1940 (1940 Act) as a diversified, open-end investment company, consisting of one fund, the Franklin Capital Growth Fund (the Fund). The Fund offers five classes of shares: Class A, Class B, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.


26 | Annual Report

Franklin Capital Growth Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.


                                                              Annual Report | 27

Franklin Capital Growth Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.


28 | Annual Report

Franklin Capital Growth Fund

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2006, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                 ------------------------------------------------------------------------
                                                            YEAR ENDED JUNE 30,
                                                2006                                  2005
                                 ------------------------------------------------------------------------
                                     SHARES             AMOUNT             SHARES             AMOUNT
                                 ------------------------------------------------------------------------
CLASS A SHARES:
 Shares sold .................        14,141,164    $   156,494,897         18,624,957    $   194,203,865
 Shares issued in reinvestment
  of distributions ...........           281,202          3,186,018                 --                 --
 Shares redeemed .............       (36,880,233)      (405,295,445)       (28,277,701)      (295,524,204)
                                 ------------------------------------------------------------------------
 Net increase (decrease) .....       (22,457,867)   $  (245,614,530)        (9,652,744)   $  (101,320,339)
                                 ========================================================================

CLASS B SHARES:
 Shares sold .................           227,949    $     2,417,724            863,596    $     8,604,963
 Shares redeemed .............        (1,421,064)       (15,126,770)        (1,600,810)       (16,032,206)
                                 ------------------------------------------------------------------------
 Net increase (decrease) .....        (1,193,115)   $   (12,709,046)          (737,214)   $    (7,427,243)
                                 ========================================================================

CLASS C SHARES:
 Shares sold .................         1,464,290    $    15,412,582          2,493,588    $    24,691,659
 Shares redeemed .............        (5,024,262)       (52,926,157)        (5,220,733)       (51,681,050)
                                 ------------------------------------------------------------------------
 Net increase (decrease) .....        (3,559,972)   $   (37,513,575)        (2,727,145)   $   (26,989,391)
                                 ========================================================================

CLASS R SHARES:
 Shares sold .................           852,580    $     9,403,452          1,213,501    $    12,571,580
 Shares issued in reinvestment
  of distributions ...........             7,038             79,112                 --                 --
 Shares redeemed .............        (1,364,031)       (15,183,241)          (873,754)        (9,091,080)
                                 ------------------------------------------------------------------------
 Net increase (decrease) .....          (504,413)   $    (5,700,677)           339,747    $     3,480,500
                                 ========================================================================

ADVISOR CLASS SHARES:
 Shares sold .................         9,105,715    $   102,698,028         13,749,392    $   144,483,153
 Shares issued in reinvestment
  of distributions ...........           176,505          2,013,926                 --                 --
 Shares redeemed .............        (9,912,827)      (112,401,545)        (4,333,153)       (46,558,933)
                                 ------------------------------------------------------------------------
 Net increase (decrease) .....          (630,607)   $    (7,689,591)         9,416,239    $    97,924,220
                                 ========================================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

-------------------------------------------------------------------------------------
SUBSIDIARY                                                     AFFILIATION
-------------------------------------------------------------------------------------
Franklin Advisers Inc. (Advisers)                              Investment manager
Franklin Templeton Services LLC (FT Services)                  Administration manager
Franklin Templeton Distributors Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services LLC (Investor Services)   Transfer agent


                                                              Annual Report | 29

Franklin Capital Growth Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

Effective May 1, 2006, the Fund pays an investment management fee to Advisers based on the month-end net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------------
       0.625%         Up to and including $100 million
       0.500%         Over $100 million, up to and including $250 million
       0.450%         Over $250 million, up to and including $10 billion
       0.440%         Over $10 billion, up to and including $12.5 billion
       0.420%         Over $12.5 billion, up to and including $15 billion
       0.400%         In excess of $15 billion

Prior to May 1, 2006, the annualized fee rate of 0.450% was applicable to net assets in excess of $250 million.

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors up to 0.25% per year of Class A's average daily net assets for costs incurred in connection with the sale and distribution of the Fund's shares. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

Under the Fund's compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund's shares up to a certain percentage per year of its average daily net assets of each class as follows:

Class B ................................................................. 1.00%
Class C ................................................................. 1.00%
Class R ................................................................. 0.50%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Net sales charges received a ......................................... $262,363
Contingent.deferred.sales.charges.retained............................ $169,728 a Net of commissions paid to unaffiliated broker/dealers.


30 | Annual Report

Franklin Capital Growth Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

E. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $3,283,609, of which $2,471,066 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended June 30, 2006, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At June 30, 2006, the Fund had tax basis capital losses of $14,080,731 from the merged Franklin Large Cap Growth Fund which may be carried over to offset future capital gains, subject to certain limitations. During the year ended June 30, 2006, the Fund utilized $71,401,118 of capital loss carryforwards. At June 30, 2006, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
 2008 ............................................................. $ 7,416,682
 2009 .............................................................   3,708,341
 2010 .............................................................   2,955,708
                                                                    -----------
                                                                    $14,080,731
                                                                    ===========

For tax purposes, realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following year. At June 30, 2006, the Fund deferred realized currency losses of $16,764.

The tax character of distributions paid during the years ended June 30, 2006 and 2005, was as follows:

                                                    ------------------------
                                                        2006            2005
                                                    ------------------------
Distributions paid from ordinary income:..........  $5,726,534            --
                                                    ========================


                                                              Annual Report | 31

Franklin Capital Growth Fund

5. INCOME TAXES (CONTINUED)

At June 30, 2006, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments .......................................... $ 1,316,166,057
                                                               ===============
Unrealized appreciation ...................................... $   230,574,117
Unrealized depreciation ......................................     (65,914,063)
                                                               ---------------
Net unrealized appreciation (depreciation) ................... $   164,660,054
                                                               ===============

Undistributed ordinary income ................................ $     1,599,158
Undistributed long term capital gains ........................      20,612,055
                                                               ---------------
Distributable earnings ....................................... $    22,211,213
                                                               ===============

Net investment income differs for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended June 30, 2006, aggregated $621,315,146 and $932,108,677, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.


32 | Annual Report

Franklin Capital Growth Fund

8. REGULATORY MATTERS (CONTINUED)

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop separate plans for the distribution of the respective settlement monies. The CAGO approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement, and in March 2005, the disbursement of monies to the relevant funds in accordance with the terms and conditions of that settlement was completed.

On June 23, 2006, the SEC approved the IDC's proposed plan of distribution arising from the December 13, 2004 SEC Order. The relevant funds recorded the settlement as other income and disbursement of the settlement monies to the designated funds in accordance with the terms and conditions of the SEC's order and the plan will be completed in August, 2006.

The IDC has also completed a proposed Plan of Distribution under the August 2, 2004 SEC Order resolving the SEC's market timing investigation and has submitted that plan to the SEC staff, where it is under review. The SEC has announced the following expected schedule with respect to the market timing Plan of
Distribution: "The SEC anticipates that Notice of the Plan will be published on or after September 15, 2006. After publication and comment, the proposed Distribution Plan will be submitted to the SEC for approval. When the SEC approves the proposed Distribution Plan, with modifications as appropriate, distributions will begin pursuant to that Plan. The SEC anticipates the distribution will begin in the fall of 2006."

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.


                                                              Annual Report | 33

Franklin Capital Growth Fund

9. FASB INTERPRETATION NO. 48

In July 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. We have not yet completed our evaluation of the impact, if any, of adopting FIN 48 on the Trust's financial statements.


34 | Annual Report

Franklin Capital Growth Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN CAPITAL GROWTH FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Capital Growth Fund (hereafter referred to as the "Fund") at June 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
August 16, 2006


                                                              Annual Report | 35

Franklin Capital Growth Fund

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(c) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $20,612,055 as a long term capital gain dividend for the fiscal year ended June 30, 2006.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $15,455,654 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for fiscal year ended June 30, 2006.

In January 2007, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2006. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 854(b)(2) of the Code, the Fund designates 100% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended June 30, 2006.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $130,148 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended June 30, 2006.


36 | Annual Report

Franklin Capital Growth Fund

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)          Trustee         Since 1982         141                        Director, Bar-S Foods (meat packing
One Franklin Parkway                                                                           company).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (1932)       Trustee         Since 1989         142                        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)          Trustee         Since 2003         137                        Director, Hess Corporation
One Franklin Parkway                                                                           (formerly, Amerada Hess Corporation)
San Mateo, CA 94403-1906                                                                       (exploration and refining of oil and
                                                                                               gas), H.J. Heinz Company (processed
                                                                                               foods and allied products), RTI
                                                                                               International Metals, Inc.
                                                                                               (manufacture and distribution of
                                                                                               titanium), Canadian National Railway
                                                                                               (railroad), and White Mountains
                                                                                               Insurance Group, Ltd. (holding
                                                                                               company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary
of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary
and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (1929)         Trustee         Since 1960         114                        Director, Center for Creative Land
One Franklin Parkway                                                                           Recycling (redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 37

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (1928)         Trustee         Since 1997         141                        Director, Martek Biosciences
One Franklin Parkway                                                                           Corporation, MedImmune, Inc.
San Mateo, CA 94403-1906                                                                       (biotechnology), and Overstock.com
                                                                                               (Internet services); and FORMERLY,
                                                                                               Director, MCI Communication
                                                                                               Corporation (subsequently known as
                                                                                               MCI WorldCom, Inc. and WorldCom,
                                                                                               Inc.) (communications services)
                                                                                               (1988-2002), White Mountains
                                                                                               Insurance Group, Ltd. (holding compa-
                                                                                               ny) (1987-2004) and Spacehab, Inc.
                                                                                               (aerospace services) (1994-2003).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company) (2001-2004);
Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992);
and President, National Association of Securities Dealers, Inc. (1970-1987).
------------------------------------------------------------------------------------------------------------------------------------
FRANK A. OLSON (1932)            Trustee         Since 2005         104                        Director, Hess Corporation
One Franklin Parkway                                                                           (formerly, Amerada Hess Corporation)
San Mateo, CA 94403-1906                                                                       (exploration and refining of oil
                                                                                               and gas) and Sentient Jet (private
                                                                                               jet service); and FORMERLY,
                                                                                               Director, Becton Dickinson and
                                                                                               Company (medical technology), Cooper
                                                                                               Industries, Inc. (electrical prod-
                                                                                               ucts and tools and hardware), Health
                                                                                               Net, Inc. (formerly, Foundation
                                                                                               Health) (integrated managed care),
                                                                                               The Hertz Corporation, Pacific
                                                                                               Southwest Airlines, The RCA
                                                                                               Corporation, Unicom (formerly,
                                                                                               Commonwealth Edison), UAL
                                                                                               Corporation (airlines) and White
                                                                                               Mountains Insurance Group, Ltd.
                                                                                               (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
------------------------------------------------------------------------------------------------------------------------------------
JOHN B. WILSON (1959)            Trustee         Since February     39                         None
One Franklin Parkway                             2006
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President - Finance and
Strategy, Staples, Inc. (office supplies) (1992-1996); Executive Vice President - Corporate Planning, Northwest Airlines, Inc.
(airlines) (1990-1992); Vice President and Partner, Bain & Company (1986-1990); and served on private and non-profit boards.
------------------------------------------------------------------------------------------------------------------------------------


38 | Annual Report

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)      Trustee and     Trustee since      141                        None
One Franklin Parkway             Chairman of     1976 and
San Mateo, CA 94403-1906         the Board       Chairman of the
                                                 Board since 1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR. (1940)  Trustee,        Trustee since      123                        None
One Franklin Parkway             President and   1982 and
San Mateo, CA 94403-1906         Chief           President and
                                 Executive       Chief Executive
                                 Officer -       Officer -
                                 Investment      Investment
                                 Management      Management
                                                 since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and
officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
HARMON E. BURNS (1945)           Vice President  Since 1986         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)            Chief           Chief Compliance   Not Applicable             Not Applicable
One Franklin Parkway             Compliance      Officer since
San Mateo, CA 94403-1906         Officer and     2004 and Vice
                                 Vice President  President - AML
                                 - AML           Compliance since
                                 Compliance      February 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
LAURA FERGERSON (1962)           Treasurer       Since 2004         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 31 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 39

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)          Senior Vice     Since 2002         Not Applicable             Not Applicable
500 East Broward Blvd.           President and
Suite 2100                       Chief
Fort Lauderdale, FL 33394-3091   Executive
                                 Officer -
                                 Finance and
                                 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)             Vice President  Since 2000         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (1947)          Vice President  Since 2000         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC,
Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin
Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin
Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant
and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange
Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts)
(until 1979).
------------------------------------------------------------------------------------------------------------------------------------
KAREN L. SKIDMORE (1952)         Vice President  Vice President     Not Applicable             Not Applicable
One Franklin Parkway             and Secretary   since March 2006
San Mateo, CA 94403-1906                         and Secretary
                                                 since April 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Templeton Funds Annuity Company;
and officer of 31 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)             Vice President  Since October      Not Applicable             Not Applicable
One Franklin Parkway                             2005
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company
Institute (ICI) (1997-2004).
------------------------------------------------------------------------------------------------------------------------------------


40 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)           Chief           Since 2004         Not Applicable             Not Applicable
500 East Broward Blvd.           Financial
Suite 2100                       Officer and
Fort Lauderdale, FL 33394-3091   Chief
                                 Accounting
                                 Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 47 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and
1991-2004).
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Fund's investment manager and distributor. Note:
Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T. LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


                                                              Annual Report | 41

Franklin Capital Growth Fund

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held April 18, 2006, the Board of Trustees ("Board"), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for the Fund. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager ("Manager") and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper report compared the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional information accompanying such report was a memorandum prepared by management describing enhancements to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Directors received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Directors, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund


42 | Annual Report

Franklin Capital Growth Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the hurricanes and blackout experienced last year in Florida. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed so as to be aligned with the interests of Fund shareholders. The Board also took into account the transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties and the firsthand experience of the individual Directors who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing such performance was given to the Lipper report furnished for the agreement renewal. The Lipper report prepared for the Fund showed the investment performance of its Class A shares for the one-year period ended January 31, 2006, as well as the previous ten years ended on such date in comparison to a performance universe consisting of all retail and institutional large-cap growth funds as selected by Lipper. The Lipper report showed the Fund's total return to be in the lowest quintile of such performance universe for the one-year period, and on an annualized basis to be in the second-lowest quintile of such universe for the previous three-year period, the middle quintile of such universe for the previous five-year period, and the second-highest quintile of such universe for the previous ten-year period. The Board discussed the reasons for such performance with management and steps being taken to improve performance and also noted that the Fund's return for the one-year period exceeded 8% as shown in the Lipper report. The Board found the Fund's performance to be acceptable and intends to monitor the effectiveness of the actions taken by management.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. Prior to making such comparison, the Board relied upon a survey showing that the scope of investment


                                                              Annual Report | 43

Franklin Capital Growth Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

management services covered under the Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups that would be used as a basis of comparison in the Lipper reports. In reviewing comparative costs, emphasis was given to the Fund's management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were the same size as the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper effective management fee analysis includes administrative charges as being part of a management fee, and total expenses, for comparative consistency, are shown by Lipper for fund Class A shares. The results of such expense comparisons showed that both the effective management fee rate for the Fund and its actual total expenses were in the least expensive quintile of such group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to its expense group as shown in the Lipper report.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares, as well as potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the cost allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. Included in the analysis were the revenue and related costs involved in providing services to the Fund, as well as the Fund's relative contribution to the profitability of the Manager's parent. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary to the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive


44 | Annual Report

Franklin Capital Growth Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

of distribution expenses, as well as profitability including distribution expenses. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager's realizing a larger profit margin on management services provided such a fund. The Trustees also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The fee structure under the Fund's investment management agreement provides an initial fee of 0.625% on the first $100 million of assets; 0.50% on the next $150 million of assets and 0.45% on assets in excess of $250 million. At December 31, 2005, the Fund had net assets of approximately $1.6 billion and the independent Trustees discussed the prospect of adding additional fee breakpoints with management. As a result of such discussions, management agreed that the Fund's investment management agreement would be amended effective May 1, 2006, to add additional breakpoints for assets in excess of $10 billion. In considering such additional breakpoints, the Board took into account management's position that the existing fee structure reaches a relatively low rate quickly as this Fund grows and that such low rate, in effect, reflects anticipated economies of scale as this Fund's assets increase beyond such level. In support of these arguments, management pointed out the favorable effective management fee and total expense comparisons for this Fund within its Lipper peer group as previously discussed under "Comparative Expenses." Management also observed and the Board recognized, and accepted, that the fact that this Fund has assets beyond the last breakpoint level does not mean that it no longer benefits from economies of scale since the continuous growth of assets being charged at the lowest breakpoint fee level results in a lower overall effective management fee rate. The Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement provided a sharing of benefits with the Fund and its shareholders.

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.


                                                              Annual Report | 45

Franklin Capital Growth Fund

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


46 | Annual Report

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

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

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE

Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate
Fund Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

RETIREMENT TARGET FUNDS

Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund 4
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 5

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 6

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California 7
Colorado
Connecticut
Florida 7
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 6
Michigan 6
Minnesota 6
Missouri
New Jersey
New York 7
North Carolina
Ohio 6
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 8

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

6. Portfolio of insured municipal securities.

7. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

8. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


07/06                                              Not part of the annual report

    [LOGO](R)
FRANKLIN TEMPLETON                    One Franklin Parkway
   INVESTMENTS                        San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN CAPITAL GROWTH FUND

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

134 A2006 08/06

      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank W. T. LaHaye and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the pr incipal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $41,057 for the fiscal year ended June 30, 2006 and $37,028 for the fiscal year ended June 30, 2005.

(b)      Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)      Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d)      All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $886 for the fiscal year ended June 30, 2006 and $0 for the fiscal year ended June 30, 2005. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $174,975 for the fiscal year ended June 30, 2006 and $4,500 for the fiscal year ended June 30, 2005. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process and the review of the ICI transfer agent survey.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i) pre-approval of all audit and audit related services;

      (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii)pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $175,861 for the fiscal year ended June 30, 2006 and $4,500 for the fiscal year ended June 30, 2005.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES.
(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN CAPITAL GROWTH FUND

By /S/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    August 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /S/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    August 28, 2006


By /S/GALEN G. VETTER
   ------------------
      Galen G. Vetter
      Chief Financial Officer
Date    August 28, 2006